PRESS RELEASE

CLOUGH GLOBAL EQUITY FUND ANNOUNCES RIGHTS OFFERING

Denver, Colorado – May 10, 2021 — The Board of Trustees of the Clough Global Equity Fund (“GLQ” or the “Fund”) has authorized and set the terms for a transferable rights offering (“the Offering”).

Shareholders of record as of May 25, 2021 (“Record Date”) will receive one transferable right for every share held. For every three rights, rights holders can subscribe for one new share of common stock at the subscription price.

Subscription price will be calculated as the higher of 95% of market price or 85% of net asset value (“NAV”) on expiration date. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE American for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Expiration Date is expected to be June 22nd, 2021.

Record date shareholders who fully subscribe to the primary subscription are eligible for an oversubscription privilege, subject to pro rata allotment. Rights acquired in the secondary market are not eligible for oversubscription privileges.

Record date shareholders who exercise their Rights will not be entitled to distributions payable during May or June 2021 on new shares issued in connection with the Rights Offering.

The Fund anticipates that the offering will commence on or about May 27th, 2021 and expire on or about June 22nd, 2021, unless extended by the Board.

The Rights are expected to trade on the NYSE American beginning on May 28th, 2021. Shareholders who do not wish to participate in the Offering will have the ability to sell their rights.

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement will be filed with the SEC, but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement is filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report, semi-annual report or prospectus which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

The Clough Global Equity Fund

The Fund is a closed-end fund utilizing Clough Capital’s research-driven, thematic process, with an investment objective of providing a high level of total return. Having a global, flexible mandate, the Fund will invest at least 80% in equity and equity-related securities in both U.S. and non-U.S. markets, and the remainder in fixed income securities, including corporate and sovereign debt, in both U.S. and non-U.S. markets. The Fund’s portfolio managers are Chuck Clough and Rob Zdunczyk. As of April 30th, 2021 the Fund had approximately $363 million in total assets. More information, including the Fund’s dividend reinvestment plan, can be found at www.cloughglobal.com or call 877-256-8445.

PRESS RELEASE

Clough Capital Partners L.P.

Clough Capital, a Boston-based investment advisory firm which manages approximately $2.2 billion in assets as of April 30th, 2021, serves as investment adviser to the Fund.

The Clough Global Equity Fund is a closed-end fund and closed-end funds do not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

Clough Global Equity Fund (NYSE MKT: GLQ)

1290 Broadway, Suite 1000

Denver, CO 80203

Contact: Fund Services Group at 877-256-8445

CLO001759 5/10/2022

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